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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): OCTOBER 3, 2005
                                                   (OCTOBER 6, 2005)
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                          HEALTHCARE ACQUISITION CORP.
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               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      001-32587              20-2726770
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 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)

            2116 FINANCIAL CENTER 666 WALNUT STREET
                       DES MOINES, IOWA                           50309
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          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (515) 244-5746
                                 --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  | Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

            Healthcare Acquisition Corp. (the "Company") announced today that, commencing October 6, 2005, the common stock and warrants included in the Company's units shall trade separately and that trading in the units shall cease on such date. The common stock and warrants will be listed on the American Stock Exchange under the symbols HAQ and HAQ.WS, respectively. The Company consummated its initial public offering on August 3, 2005.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         Exhibit 99.1       Press release dated October 3, 2005


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 3, 2005                   HEALTHCARE ACQUISITION CORP.



                                              By: /s/ Matthew P. Kinley
                                                   ------------------------
                                                   Matthew P. Kinley
                                                   President